UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT

OF 1934

Date of Report (Date of earliest event reported): February 26, 2015

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11688	95-3889638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

251 E. Front St., Suite 400 Boise, Idaho (Address of principal executive offices)		83706 (Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On February 26, 2015, US Ecology, Inc. (the “Company”) filed a current report on Form 8-K (the “Original 8-K”) which included, as Exhibit 99.2, its Q4 2014 Earnings Conference Call Presentation (the “Presentation”). The Company subsequently determined that certain information on pages 28-30 of the Presentation was incorrect. This Amendment No.1 on Form 8-K/A is being provided solely to furnish under Regulation FD an amended and restated version of the Presentation. The contents of the Original 8-K otherwise remains unchanged.

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.2 and furnished for purposes of Regulation FD is the amended and restated Q4 2014 Earnings Conference Call Presentation originally furnished on February 26, 2015. The presentation has been amended and restated to reflect reclassifications of the pro forma earnings per share and pro forma Adjusted EBITDA between legacy US Ecology and Legacy EQ on pages 28 – 30 of the presentation.

The information in this report (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

The following exhibit relating to 7.01 shall be deemed to be furnished, and not filed:

99.2     Amended and Restated US Ecology, Inc. Q4 2014 Earnings Conference Call Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC.
(Registrant)

Date: March 2, 2015	By:/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
99.2	Amended and Restated US Ecology, Inc. Q4 2014 Earnings Conference Call Presentation

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